EXHIBIT 10.17
FIRST AMENDMENT TO CARL BENJAMIN BRINK’S
EMPLOYMENT AGREEMENT
    This FIRST AMENDMENT TO CARL BENJAMIN BRINK’S EMPLOYMENT AGREEMENT (this “First Amendment”) is executed and agreed to by and between Carriage Services, Inc., a Delaware corporation (the “Company”), and Carl Benjamin Brink (“Executive”), effective as of June 1, 2021 (the “Amendment Effective Date”).
WHEREAS, Executive and the Company entered into an Employment Agreement dated November 5, 2019 (the “Employment Agreement”); and

WHEREAS, Executive has been promoted to a new position and Executive and the Company desire Executive’s continued employment with the Company under certain amended terms and conditions as set forth herein; and

WHEREAS, the parties now desire to amend the Employment Agreement accordingly.

NOW, THEREFORE, in consideration of the premises above, as well as consideration to be granted by the Company to the Executive in the following form, the parties hereto agree as follows:

1. Section 1 of the Employment Agreement is hereby amended by replacing “Senior Vice President” with “Executive Vice President” where such figure appears in Section 1.

2. Section 2(a) of the Employment Agreement is hereby amended by replacing “Three Hundred Thousand Dollars ($300,000.00)” with “Four Hundred Thousand Dollars ($400,000.00)” where such figure appears in Section 2(a).

3. Section 2(b) of the Employment Agreement is hereby amended by replacing “50%” with “75%” where such figure appears in Section 2(b).

4. Except as otherwise provided herein, all other provisions of the Employment Agreement shall remain in effect.

5. This First Amendment and the Employment Agreement (other than as amended above) constitute the entire agreement between the parties on the subject of Executive’s employment with the Company.

6. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas, without regard to conflicts of laws principles thereof.

7. This First Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

EXHIBIT 10.17
    IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment as of the date set forth above.

                        COMPANY:
                        Carriage Services, Inc.

                        /s/ Melvin C. Payne
                        By: Melvin C. Payne
Chairman of the Board and Chief Executive Officer

EXECUTIVE:

                        /s/ C. Benjamin Brink
Carl Benjamin Brink

Signature page to
First amendment to Carl Benjamin Brink’s Employment Agreement